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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                               _________________


                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


      Date of report (Date of earliest event reported):  February 9, 2000



                               _________________


                      GEMSTAR INTERNATIONAL GROUP LIMITED
               (Exact Name of Registrant as Specified in Charter)


                Delaware                                 0-26878                   95-4782077
(State or Other Jurisdiction of Incorporation)    (Commission File Number)       (IRS Employer
                                                                               Identification No.)

                         135 North Los Robles Avenue,
                                   Suite 800
                          Pasadena, California 91101
                        (Address of Principal Executive
                             Offices and Zip Code)


                                 (626) 792-5700
               Registrant's telephone number, including area code


                                      N/A
         (Former Name or Former Address, if Changed Since Last Report)
                               _________________

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ITEM 5.  OTHER EVENTS.

     Domestication.  In order to avoid certain potentially adverse tax
     -------------
consequences and to satisfy one of the conditions under the Merger Agreement described below, Gemstar International Group Limited ("Gemstar") changed its place of incorporation from the British Virgin Islands to the State of Delaware (the "Domestication") on February 9, 2000.

     Reasons for the Domestication.
     -----------------------------

     Tax Regulations. On January 24, 2000, final Treasury regulations affecting the tax consequences of the Domestication (the "Regulations") were published in the Federal Register. The Regulations become effective on February 23, 2000 (the "Effective Date"). If the Domestication had occurred on or after the Effective Date, the Domestication would have been a taxable event for certain United States persons (defined as (1) any citizen or resident of the United States, (2) a corporation, partnership or other entity created or organized in or under the laws of the United States or any political subdivision thereof, (3) an estate, the income of which is subject to United States federal income taxation regardless of its source, and (4) a trust, if a United States court is able to exercise primary supervision over the administration of the trust and one or more United States persons has the authority to control all substantial decisions of the trust) that were stockholders of Gemstar on the date of the Domestication.

     If Gemstar changed its place of incorporation from the British Virgin Islands to the State of Delaware on or after February 23, 2000, United States persons (1) who owned or who were deemed to own less than 10% of the Gemstar stock and (2) whose Gemstar stock was worth at least $50,000 on the date of the Domestication, would have recognized gain measured by the difference between the fair market value of their shares and their adjusted tax basis in those shares, unless such stockholders elected to be taxed in the same manner as the stockholders who own 10% or more of Gemstar. United States persons who owned or who were deemed to own 10% or more of the Gemstar stock would have had to include a "deemed dividend" in their taxable income in the year of the Domestication. The "deemed dividend" would be an amount equal to the stockholder's portion of all of the current and accumulated earnings and profits of Gemstar.

     A more detailed description of certain United States federal income tax consequences of the Domestication is included in Gemstar's Form S-4 Registration Statement, No. 333-96407, filed with the Securities and Exchange Commission on February 8, 2000 (the "Form S-4"), and is incorporated by reference herein.

     Merger Agreement. On October 4, 1999, Gemstar and TV Guide, Inc., a Delaware corporation ("TV Guide"), announced that they had entered into an Agreement and Plan of Merger, dated as of October 4, 1999 (the "Merger Agreement"), by and among Gemstar, TV Guide and G Acquisition Subsidiary Corp., a Delaware corporation and wholly owned subsidiary of Gemstar ("Sub"), providing, upon the terms and subject to the conditions set forth therein, for the acquisition of TV Guide by Gemstar through the merger of Sub with and into TV Guide, with TV Guide being the surviving corporation (the "Merger"). Pursuant to the Merger Agreement, Gemstar was required to change its place of incorporation from the British Virgin Islands to the State of Delaware before the completion of the Merger. If Gemstar did not change its place of incorporation from the British Virgin Islands to the State of Delaware before the completion of the Merger, Gemstar might be a "controlled foreign corporation," as that term is defined in the U.S. Internal Revenue Code of 1986, as amended. If Gemstar were a controlled foreign corporation, the holders of 10% or more of its outstanding stock following the completion of the Merger who are also United States persons would suffer adverse tax consequences. The stockholders potentially facing adverse tax consequences are Henry C. Yuen, Liberty Media Corporation and the U.S. subsidiary of The News Corporation Limited ("News Corp.") that holds the TV Guide common stock beneficially owned by News Corp.

     Certificate of Incorporation.  In accordance with Section 388(b)(2) of the
     ----------------------------
General Corporation Law of the State of Delaware (the "DGCL"), Gemstar filed a certificate of incorporation (the "Certificate of Incorporation") with the Delaware Secretary of State as part of the Domestication. The Certificate of Incorporation replaces Gemstar's Amended and Restated Memorandum of Association. A copy of the Certificate of Incorporation is included herewith as Exhibit 99.1 and is incorporated by reference herein.

     Bylaws.  In connection with the Domestication, Gemstar adopted new bylaws
     ------
(the "Bylaws") which comply with the DGCL. The Bylaws replace Gemstar's Amended and Restated Articles of Association. A copy of the Bylaws is included herewith as Exhibit 99.2 and is incorporated by reference herein.
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     Comparison of the Rights of Gemstar (BVI) and Gemstar (Delaware)
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Stockholders.  As a result of the Domestication, Gemstar is now subject to the
------------
laws of the State of Delaware instead of the laws of the British Virgin Islands. Gemstar will not, however, be relieved of any obligations or liabilities it incurred before the Domestication. The rights of Gemstar stockholders are now governed by the laws of the State of Delaware, the Certificate of Incorporation and the Bylaws, as opposed to the laws of the British Virgin Islands and Gemstar's former governing documents.

     Comparison of British Virgin Islands and Delaware Corporate Laws. A description of certain differences between British Virgin Islands and Delaware corporate laws is included in the Form S-4, and is incorporated by reference herein.

     Comparison of the Governing Documents of Gemstar (BVI) and Gemstar (Delaware). A tabular comparison of the rights of Gemstar (BVI) stockholders and Gemstar (Delaware) stockholders, as set forth in the organizational documents, is included as Annex G to the Form S-4, and is incorporated by reference herein.

     Amended and Restated Rights Agreement.  In connection with the
     -------------------------------------
Domestication, Gemstar made certain amendments to its existing Rights Agreement, dated July 10, 1998, between Gemstar and American Stock Transfer & Trust Company (the "Amended and Restated Rights Agreement"). A copy of the Amended and Restated Rights Agreement is included herewith as Exhibit 99.3 and is incorporated by reference herein.

     Registration under Section 12(g) of the Securities Exchange Act of 1934.
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Pursuant to Rule 12g-3(a) and 12g-3(f) under the Securities Exchange Act of
1934, as amended (the "Exchange Act"), the Common Stock, par value $.01 per share, of Gemstar International Group Limited, a Delaware corporation, shall be deemed to be registered pursuant to Section 12(g) of the Exchange Act.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  EXHIBITS.

Exhibit No.      Description
-----------      -----------
99.1             Certificate of Incorporation (Incorporated by reference to
                 Exhibit 3.3 to Form S-4 of Gemstar International Group Limited, filed February 8, 2000)

99.2 Bylaws (Incorporated by reference to Exhibit 3.4 to Form S-4 of Gemstar International Group Limited, filed February 8, 2000)

99.3 Amended and Restated Rights Agreement (Incorporated by reference to Exhibit 4.2 to Form S-4 of Gemstar International Group Limited, filed February 8, 2000)

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  February 9, 2000
                                  GEMSTAR INTERNATIONAL GROUP LIMITED




                                        /s/ Stephen A. Weiswasser
                                  --------------------------------------
                                            Stephen A. Weiswasser
                                           Executive Vice President
                                             and General Counsel